                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        $1,078,816
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        Preliminary Joint Proxy Statement/Prospectus On Schedule 14a and
        KC United Corp. Form S-4 File No. 333-02223
        ------------------------------------------------------------------------
     3) Filing Party:
        UtiliCorp United, Kansas City Power & Light
        ------------------------------------------------------------------------
     4) Date Filed:
        February 21, 1996 and April 4, 1996
        ------------------------------------------------------------------------

                                UtiliCorp United
                                       and
                               Kansas City Power
                                 & Light Company
                                combine to create

                              MAXIM ENERGIES, INC.

The perfect complementary merger...
[triangle graphic]
- -    Customers
- -    Shareholders
- -    Employees
 ...delivers benefits to all key stakeholders


Major Industry Drivers
[photos showing various energy related activities]
- -    Technology
- -    New Entrants
- -    Customers
- -    Regulatory and Legislative Reform


Since 1983 UtiliCorp has . . .
- -    Acquired and merged with 10 domestic electric and gas utilities spending
     $858 million.
- -    Purchased interests in 4 international electric utilities investing $426 million.
- -    Established UtilCo group investing $206 million into 17 leveraged lease and
     Independent Power Projects.
- -    Established Aquila Energy acquiring $303 million of pipeline and gathering assets.

Since 1994 . . .
- -    Invested over $22.4 million in reengineering/branding infrastructure posturing the company for future earnings growth.

UtiliCorp United Inc.
($ In Millions)
Total Growth 1985-1995

                                                  Percent             Industry*
                    1985            1998          Increase            Average
Net Assets          $731          $3,886          431%                  25%
Revenues            243            2,799          1,052%                33%
EBITDA              78.7           412.9          425%                  N/A
Net Income          26.9            79.8          297%                   9%
Share Value         $1,000        $3,999          299%                 167%

%    Increase Adjusted '95 Earnings
* Electric utility industry growth computed using "Value Line" historical figures.

Growth in Shareholder Value
[graph]

1985      $1,000
1986      1,539.43
1987      1,205.20
1988      1,665.49
1989      2,107.26
1990      2,091.46
1991      3,083.56
1992      3,162.00
1993      3,819.58
1994      3,392.51
1995      3,980.76

Stand-alone 10-year average total return is above the industry --
UCU: 17.3%; KCPL: 17.7%; industry: 13.1%


KCPL/UtiliCorp Operations Growth
[map of the United States with various international locations highlighted. Map shows KCPL and UtiliCorp's service territory worldwide.]


Growth Strategy
     -    Goal of total shareholder returns above S&P 500 and industry peers
     -    New products and services
     -    Non-regulated businesses
     -    Global initiatives
     -    Alliances and partnerships
     -    Mergers and acquisitions


Maxim's Growth Traits
- -    10 years experience operating competitive non-regulated businesses
- -    Diverse products, territories, asset base and generating mix
- -    10 years investment in growth - $3 billion
- -    Recognized leader in fuel procurement and generating technology
- -    Top 10 in power marketing
- -    Top 10 in gas wholesaling
- -    High level of employee ownership

Synergy Savings
($ In millions)
[chart]

[Bar chart]

                                         Year 1    Year 2    Year 3    Year 4

Generate Energy                           6.4       9.2      11.2      17.4
Serve Customers                           (.5)      (.2)       .2        .5
Information Technolgy                     7.3      10.9      12.8      11.7
Distribute and Transport Energy            .7        .7       3.2       3.6
Purchasing/Materials and Facilities       2.7       6.1       7.2       7.0
Executive and Administrative Support      2.6       4.7       7.7       9.4
                                         19.2      31.3      42.3      49.6
EPS Contribution*                        $.10      $.16      $.22      $.25

*Based on Ernst & Young Synergies Study


Projected EPS Contributions
[chart]

                                          Year 1    Year 2    Year 3    Year 4

Synergy Savings                           .10       .16       .22       .25
International Enhancements                .12       .08       .15       .15
New Products                              .05       .11       .16       .24
Additional Operational Benefits           .08       .08       .07       .06
Energy Marketing Enhancements             .04       .06       .04       .05




Access to Capital Markets
For Growth
[chart]

UCU, 1985, $65m
UCU, 1997, $320m
Maxim, 1997, $700m

Strategic Marketplace Position
- -    Operational excellence
- -    Strong credit rating
- -    National gas marketer/trader - 10.5 bcf/day (top 10)
- -    National power marketer/trader - over 10,000 mwh/day (top 10)
- -    First and dominant national brand - EnergyOne
- -    Diverse products, territories, asset base and generating mix
- -    Experience operating competitive non-regulated businesses
- -    Competitive retail rates

Dividends


1996, UCU, $1.76
1996, KCPL, $1.58
1997, Maxim*, $1.85

*Management first year dividend recommendation.


Benefits to Stakeholders
Shareholders
- -    Strong potential for earnings growth
- -    Reliable dividend with strong growth outlook
- -    Portfolio of non-regulated businesses
- -    Compound growth as combined company

     Customers
- -    Range of energy products and services
- -    Immediate reductions in retail electric rates
- -    Shared synergy savings
- -    5-year period of rate stability


Amended Merger Agreement

- -    Exchange ratio now 1-for-1

- -    1.096 was not achievable

- -    Still provides real value to UCU shareholders


UtiliCorp Growth Strategy
[triangle graphic]

- -    EnergyOne
- -    Asset Growth
- -    Operational Excellence

Analysis of KCC Staff Rate Reduction Proposal
Rate Reduction Components
- ---------------------------------------------
                                                      KGE            KPL
Allowed R.O.E.
      to 10.5%                                        $14.0m          $9.5m
Special Contracts                                      21.0m            ---
Fuel                                                   21.0m          18.5m
Merger Savings (KPL/KGE)                                8.0m           4.0m
Miscellaneous                                         (5.5)m          14.5m
                                                      ------         ------
Total Proposed
     Rate Reduction                                   $58.5m         $46.5m
                                                               $105m

Source - Regulatory Research Associates
     Focus Notes (5/24/96)

Western Resources Inc.
Pro-Forma Financial Projections with Acquisition of KCPL
[chart]

                                 1996      1997      1998      1999      2000
Operating Income Before Net
Cost Savings                     631.9     621.1     624.5     655.2     651.8
Net Cost Savings                 --        --        43.3      76.8      93.8
Net Other Income (1)             38.4      67.4      61.0      79.6      85.7

Total                            670.3     688.5     728.8     811.6     831.3


1) Home security, investment in ADT, and unidentified other non-regulated activities
Source: WR SC 14D1 filed 7/8/96


WRI/KLT Pro-Forma EPS


                                        1997      1998      1999      2000
Earnings per share:
First Call                              2.75      2.75      2.83 (1)  2.91 (1)
WRI S-4 Filing (4/22/96)                2.52      2.64      2.89      2.94
WRI S-4 Filing (6/19/96)                2.47      2.45 (2)  2.59      2.61 (2)
WRI SC 14DI Filing (7/8/96)             2.52      2.52 (2)  2.67      2.69



(1)  Based on projected EPS growth of 3.0% - First Call
(2) Transaction costs related to merger result in nonrecurring charge of $0.69/share 1998
Sources: First Call Estimate (6/19/96)
     WRI S-4 Filing (4/22/96)
     WRI S-4 Filing (6/19/96)
     WRI SC 14D1 filing (7/8/96)

The "Brick Wall"
[Image of a brick wall]
- -    Missouri Business Combination Statute
- -    Missouri Public Service Commission
- -    PUHCA
- -    Exchange offer condition requiring redemption of KCPL preferred shares
- -    Hostile offer
Status Quo - law says KCPL does not have to sell


Western Resource Offer Cannot Be Completed

1. MISSOURI BUSINESS COMBINATION STATUTE - No Missouri corporation may engage in a "business combination" with a shareholder owning more than 20% of such corporation's outstanding stock for a period of 5 years after such shareholder became an interested shareholder unless the board of directors of the corporation approved the business combination prior to the date that the shareholder became an interested shareholder (MGBCL Section 459).

2. MISSOURI PUBLIC SERVICE COMMISSION - In order for WRI to acquire any KCPL shares, it must first receive approval of the MPSC. Further, WRI must also receive approval from the MPSC to consummate the WRI merger.


The perfect complementary merger
[triangle graphic]
- -    Growth-Oriented
- -    Strategically Positioned
- -    Operating and Financial Strengths

 ...delivers benefits to all key stakeholders


UCU/KCPL
FERC Regulatory Process
Timeline
- -    1/19/96, Merger Announcement
- -    3/29/96, FERC App/Testimony filed
- -    6/96 Amended, FERC App filed
- -    1st Half '97, Ferc Approval/ Merger Completion

- - FERC
- -    Application and Testimony filed 3/29/96
- -    Amended Application filed 6/96
- -    Approval Obtained late 1996 early 1997

UCU/KCPL
State Regulatory Process
Timeline
1/19/96 Merger Announcement

7/15/96 Iowa Hearing

8/1/96 W.Virginia decision

10/96 Missouri hearing

11/96 Kansas hearing

12/96 MO, KS, MN, IA & CO Procedural schedules established permitting all approvals by 12/96

1st Half '97 Ferc Approval/ Merger Completion

MISSOURI
- -    Application pending for merger agreement approval
- -    Direct testimony of KCPL/UCU filed
- -    October hearing schedules
- -    Negotiations may lead to earlier approval

KANSAS
- -    Application pending for approval of merger agreement
- -    Direct testimony of KCPL/UCU filed
- -    November hearing scheduled
- -    Preliminary indications from commission staff that merger application can be approved year end 1996

MINNESOTA, IOWA, WEST VIRGINIA, COLORADO
- -    Application pending for approval of merger agreement
- -    Direct testimony of UCU filed
- -    Procedural schedules established permitting all approvals before year-end

MICHIGAN
- -    Transfer authority to do business to new company in third quarter

INTERNATIONAL
- -    Standard filing no hearings required

     AUSTRALIA
     Filed for approval with foreign investment review board

     NEW ZEALAND
     Filed with investment commission - approval received

UtiliCorp United Inc.
($ In Millions)
Total Growth 1985-1995

                                                                    Percent
                                         1985           1995       Increase
Net Assets                               $731         $3,886           431%
Revenues                                  243          2,799         1,052%
EBITDA                                   78.7          412.9           425%


Benefits to Stakeholders
Employees
- -    Part of a stronger, growth-oriented company
- -    Expanded career opportunities with multinational reach
- -    Opportunity to own stock in a competitive, national energy company

     Communities
- -    Stronger voice in national policy debates
- -    Greater ability to attract new business
- -    Enhanced community involvement and support


Maxim
RETAIL RATE PROFILE
Current/Proposed Rates

                                  Annual Avg. $/Kwh

Customer Class      Maxim Avg.*    WRI**     Regional***    National Avg.

Residential         8.0            8.5       7.0            8.6
Commercial          7.8            8.2       6.9            8.2
Industrial          2.5            5.8       5.0            6.2

  *  Maxim is average of KCPL, MPS, WPE-KS
 **  WRI is average of KGE, KPL
*** Regional is West North Central region which includes Iowa, Kansas, Missouri, No. Dakota, and So. Dakota (EEI)

Source - Edison Electric Institute Avg. summer & winter rates 7/1/95 & 1/1/96

Per Share Benefits of Merger
($ In millions, except per share amounts)

                                        Yr. 1     Yr. 2     Yr. 3     Yr. 4
                                        -----     -----     -----     -----
Synergy Savings                         $ .10     $ .16     $ .22     $ .25
Additional Operational
   Benefits                               .08       .08       .07       .06
Income Enhancement
   Opportunities                          .20       .25       .35       .44
                                        -----------------------------------
Total                                   $ .38     $ .49     $ .64     $ .75

Avg. Common Shares
Outstanding                             116.0     118.0     120.0     122.0


UCU/KCPL
Projected Financial Information (1)
($ millions)
1996

                                        UCU            KCPL        Combined
                                        ---            ----        --------
Revenues                                $ 2,850        $ 910        $ 3,760
Net Profit                              120            130              250
Total Capitalization                    2,685          1,875          4,560
EPS - Value Line                        2.20           2.00            2.17 (2)
    - First Call                        2.16           1.97             ---
    - IBES                              2.20           1.97             ---
DPS                                     1.76           1.58            1.85 *
Shares
Outstanding (mil.)                      53.3           61.9           115.2 (2)

(1)  Source: Value Line estimates
(2) Source: EPS combined calculated from combined Value Line estimate of net profit divided by combined number of shares.

*    Mgmt. first year dividend recommendation


Executive Summary and Methodology
Summary of Synergies (000s)
[chart]

EXECUTIVE SUMMARY AND METHODOLOGY
SUMMARY OF SYNERGIES (000s)

        GENERATE ENERGY                          DISTRIBUTE AND                           SERVE
                                                TRANSPORT ENERGY                        CUSTOMERS


FUEL PROCUREMENT                       TRANSMISSION                         CUSTOMER SERVICE
Staff                     $1,157       Capital Projects       $4,078        Collections                  $528
Generation Options         2,675       Capital Components      4,646        CellNet                       177
                        --------                                            Call Center                 3,053
                          $3,826       Staff                   6,698        Itron                         614
                                                             -------                                  -------
                                                             $15,422                                   $4,372

SYSTEM GENERATION                      DISTRIBUTION
Combined System                        Capital Projects      $3,061
Dispatch                $107,414       Distribution/Eng/
Alternative Plan                       Plan Design            3,360
Construction             161,020       Meter Shop             1,326
                        --------       Dist. Dispatch         9,047
                        $268,434                            -------
                                                            $16,794

GENERATION PROCESSES                   Noncapital Labor                              $141,451
Staff                    $25,430       Capital Labor                                   15,117
EMS                        3,838       Noncapital Expenditures                        290,065
O&M                       13,427       Capital Expenditures                           159,697
                        --------       TOTAL SYNERGIES                               $606,331
                         $42,695
                                       Present Value of Total Synergies              $331,635

                                       Avoided New Hires                                   36
                                       Eliminated Positions                               202
                                       TOTAL FTEs                                         238

                                       (1) Numbers may not tie to rounding.








        PURCHAS'G/MATR'LS &                       INFORMATION                          EXEC & ADMIN SUPPORT
            FACILITIES                             TECHNOLOGY

PURCHASING &                           ENTERPRISE SUPPORT                        FINANCIAL SUPPORT
MATERIALS MGMT                         Enterprise Support           $46,875      FUNCTION LABOR
Supplier Leverage                                                  --------      Accounting                   $21,048
  (Materials)              $5,907                                   $46,875      Planning & Budgeting           6,390
Supplier Leverage                                                                Finance                        5,149
  (Services)               28,589      CIS                                       Audit                          2,816
Generation Matr'ls            710      Customer Information                      Risk Management                    0
Freight                       909      Systems                      $16,125                                  --------
Staff                      14,623                                  --------                                   $35,403
                         --------                                   $16,125
                          $50,738                                                NONFINANCIAL
                                        DATA CENTER                              SUPPORT FUNCTION LABOR
                                        CONSOLIDATION                            Human Resources               $5,526
                                        Data Center                              Rates & Regulation             2,133
                                        Consolidation               $32,840      Environmental                  2,220
                                                                   --------      Govmt Relations                2,220
                                                                    $32,840      Communications                 2,913
                                                                                 Legal                          1,409
                                        OTHER IT ISSUES                                                      --------
                                        End User Support             $2,792                                   $16,421
                                        AM/FM Consolidation           1,565
                                        Telecommunications            5,219      FINANCIAL SUPPORT -
                                        Staff                         2,786      RELATED EXPENDITURES
                                                                   --------      Finance                      $11,132
                                                                    $13,362      Risk Management                7,263
                                                                                 Audit                          3,648
                                                                                 Accounting                     2,355
                                                                                 Planning & Budget                296
                                                                                                             --------
                                                                                                              $24,894

                                                                             NONFINANCIAL SUPPORT -
                                                                             RELATED EXPENDITURES
                                                                             Legal                            $11,603
                                                                             Communications                     3,385
                                                                             Environmental                      2,126
                                                                             Rates & Regulation                   904
                                                                             Human Resources                      587
                                                                             Govmt Relations                      332
                                                                             Other                            (30,680)
                                                                                                             --------
                                                                                                             $(11,743)


*Based on Ernst & Young Synergy Study

Growth Record
(10 yr. combined growth percent)
- -    Gas sales/transportation                                    1,075%
- -    Electric sales                                              179%
- -    Total sales                                                 421%
- -    Total customers                                             250%
- -    Total assets                                                200%
- -    Non-regulated businesses reached $1.6 billion

